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                                                                  Exhibit 10.149


                                [FORM OF WAIVER]

                                     AMBAC ASSURANCE CORPORATION
                                     One State Street Plaza
                                     New York, NY 10004
                                     212.668.0340

                                     A member of the Ambac Financial Group, Inc.

Stephen M. Giroux
General Counsel
American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East
Philadelphia, PA 19107

              Re: ABFS Mortgage Loan Trust 2000-1 (the "2000-1 Trust")
                  ABFS Mortgage Loan Trust 2000-2 (the "2000-2 Trust")
Ambac ABFS Mortgage Loan Trust 2000-3 (the "2000-3 Trust") ABFS Mortgage Loan Trust 2000-4 (the "2000-4 Trust") ABFS Mortgage Loan Trust 2002-1 (the "2002-1 Trust")

Dear Mr. Giroux:

         Ambac has reviewed (a) in the case of the 2000-1 Trust, the 2000-2 Trust, the 2000-3 Trust and the 2000-4 Trust, the Servicer Events of Default set forth in Section 7.01(a) of the Sale and Servicing Agreements, dated as of December 1, 2000 (the "2000-1 Sale and Servicing Agreement"), dated as of June 1, 2000 (the "2000-2 Sale and Servicing Agreement"), dated as of September 1, 2000 (the "2000-3 Sale and Servicing Agreement") and dated as of December 1, 2004 (the "2000-4 Sale and Servicing Agreement" and, collectively with the 2000-1 Sale and Servicing Agreement, 2000-2 Sale and Servicing Agreement and 2000-3 Sale and Servicing Agreement, the "Sale and Servicing Agreements") and
(b) in the case of the 2002-1 Trust, the Events of Default set forth in Section 7.01(a) of the Pooling and Servicing Agreement, dated as of March 1, 2002 (the "2002-1 Pooling Agreement" and together with the Sale and Servicing Agreements, the "Agreements).

         Upon such review, Ambac has concluded that (a) in the case of each of the 2000-1 Trust, the 2000-2 Trust, the 2000-3 Trust and the 2000-4 Trust, a Servicer Event of Default under Section 7.01(a)(x) of the respective Sale and Servicing Agreement has occurred and is continuing and (b) in the case of the 2002-1 Trust, an Event of Default under Section 7.01(a)(x) of the Pooling Agreement has occurred and is continuing (collectively the "ABFS Defaults").

         As required under Section 7.03 of each of the Agreements, Ambac hereby waives the ABFS Defaults, for the period beginning [ ] and ending [ ].

         Aside from the foregoing, this letter does not constitute a waiver of any rights, remedies and powers of Ambac.

         Please feel free to contact me with any questions or comments you may have concerning this matter. I can be reached at (212) 208-3525.

Respectfully,


Tom Sangiamo
Vice President